UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2018

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

CANADA	001-15254	NONE
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.

Calgary, Alberta T2P 3L8, Canada

(Address of Principal Executive Offices) (Zip Code)

(403) 231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01 Regulation FD Disclosure.

On December 17, 2018, Enbridge Inc. (“Enbridge”) and Spectra Energy Partners, LP (“SEP”) issued a joint press release announcing the consummation of the Merger (as defined below). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01 Other Events.

On December 17, 2018, Enbridge completed its previously announced acquisition of SEP pursuant to that certain Agreement and Plan of Merger, dated as of August 24, 2018 (the “Merger Agreement”), by and among SEP, Spectra Energy Partners (DE) GP, LP, Enbridge, Enbridge (U.S.) Inc., Autumn Acquisition Sub, LLC (“Merger Sub”), and solely for the purposes of Article I, Article II and Article XI, Enbridge US Holdings Inc., Spectra Energy Corp, Spectra Energy Capital, LLC and Spectra Energy Transmission, LLC. Pursuant to the Merger Agreement, Merger Sub merged with and into SEP, with SEP continuing as the surviving entity and an indirect, wholly owned subsidiary of Enbridge (the “Merger”).

As a result of the Merger, each common unit of SEP representing limited partner interests in SEP (each, an “SEP Common Unit”) issued and outstanding immediately prior to the effective time of the Merger (excluding certain “Excluded Units,” as defined in the Merger Agreement) was converted into the right to receive from Enbridge 1.111 common shares of Enbridge (“Enbridge Shares”).

Enbridge issued 90,998,672 Enbridge Shares in connection with the Merger. The issuance of the Enbridge Shares in connection with the Merger was registered under the Securities Act pursuant to Enbridge’s registration statement on Form S-4 (Reg No. 333-227769), declared effective by the Securities and Exchange Commission on November 9, 2018. The consent solicitation statement/prospectus included in the registration statement contains additional information about the Merger.

The foregoing description of the Merger Agreement, the Merger and the other transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, incorporated by reference to Exhibit 2.1 to Enbridge’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 24, 2018.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of August 24, 2018, by among Spectra Energy Partners, LP, Spectra Energy Partners (DE) GP, LP, Enbridge Inc., Enbridge (U.S.) Inc., Autumn Acquisition Sub, LLC, and solely for the purposes of Articles I, II and XI, Enbridge US Holdings Inc., Spectra Energy Corp, Spectra Energy Capital, LLC and Spectra Energy Transmission, LLC. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Enbridge Inc., filed with the Securities and Exchange Commission on August 24, 2018).

99.1	Joint Press Release of Enbridge Inc. and Spectra Energy Partners, LP, dated as of December 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: December 17, 2018	By:	/s/ Tyler W. Robinson
Tyler W. Robinson Vice President & Corporate Secretary (Duly Authorized Officer)